UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  ☑                              Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ivy Funds
InvestEd Portfolios
Ivy Variable Insurance Portfolios
(Names of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

IVY FUNDS
INVESTED PORTFOLIOS
IVY VARIABLE INSURANCE PORTFOLIOS
(each a “Trust”)

6300 Lamar Avenue
Overland Park, Kansas 66202

Supplemental Information for the Joint Proxy Statement
Dated January 29, 2021
(the “Proxy Statement”)

For the Joint Special Meetings of Shareholders to be held on April 1, 2021

First Meeting Proposal:  Election of Trustees

Lucinda S. Landreth will no longer be a nominee for election to each Trust’s Board of Trustees.  All references to Ms. Landreth in the Proxy Statement are hereby deleted.

This proposal now seeks shareholder approval to elect 13 trustees to each Trust’s Board of Trustees.